EXHIBIT 99.1

Finisar Announces Fiscal 2018 Financial Results

SUNNYVALE, Calif., June 14, 2018 (GLOBE NEWSWIRE) -- Finisar Corporation (NASDAQ:FNSR), a global technology leader for subsystems and components for fiber optic communications, today announced financial results for its fourth fiscal quarter and full fiscal year, ended April 29, 2018.

COMMENTARY

“While fiscal fourth quarter revenues were in line with the mid-point of our guidance range, gross margin was lower than expected driven by under absorption of fixed manufacturing expenses in our Allen Texas VCSEL laser fab and an increase in non-cash inventory reserves,” said Michael Hurlston, Finisar’s Chief Executive Officer.  “While we are disappointed in last quarter’s results, we do expect both revenues and gross margins will increase in our fiscal first quarter. In addition, we have begun to make changes at Finisar that I believe will not only bring more focus to our product development efforts, but will lead to better execution and efficiency, allowing the company to reduce relative expense levels.”

FINANCIAL HIGHLIGHTS – Fourth Quarter Ended April 29, 2018

Summary GAAP Results	Fourth	Third
	Quarter	Quarter
	Ended	Ended
	April 29, 2018	January 28, 2018
	(in thousands, except per share amounts)

Revenues	$310,069	$332,403
Gross margin	20.2%	26.5%
Operating expenses	$89,330	$94,197
Operating loss	$(26,737)	$(6,129)
Operating margin	(8.6)%	(1.8)%
Net loss	$(18,344)	$(55,659)
Loss per share-basic	$(0.16)	$(0.49)
Loss per share-diluted	$(0.16)	$(0.49)

Basic shares	114,742	114,209
Diluted shares	114,742	114,209

Summary Non-GAAP Results (a)	Fourth	Third
	Quarter	Quarter
	Ended	Ended
	April 29, 2018	January 28, 2018
	(in thousands, except per share amounts)

Revenues	$310,069	$332,403
Non-GAAP Gross margin	24.7%	28.6%
Non-GAAP Operating expenses	$72,029	$72,375
Non-GAAP Operating income	$4,573	$22,703
Non-GAAP Operating margin	1.5%	6.8%
Non-GAAP Net income	5,780	22,801
Non-GAAP Income per share-basic	$0.05	$0.20
Non-GAAP Income per share-diluted	$0.05	$0.20

Basic shares	114,742	114,209
Diluted shares	115,991	115,661

_____________

(a) In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results.  A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

Revenue Details for the Fourth Quarter of Fiscal 2018:

  Sales of datacom products decreased from $266.1 million to $248.0 million, or by $18.1 million, or (6.8)%, compared to the third quarter of fiscal 2018, primarily due to a decline in revenues for our VCSEL laser arrays for 3D sensing applications.

  Sales of telecom products decreased from $66.3 million to $62.1 million, or by $4.2 million, or (6.4)%, compared to the third quarter of fiscal 2018, primarily due to the full three-month impact of the annual telecom price reductions.

FINANCIAL HIGHLIGHTS – Fiscal Year Ended April 29, 2018

Summary GAAP Results
	Fiscal Year	Fiscal Year
	Ended	Ended
	April 29, 2018	April 30, 2017
	(in thousands, except per share amounts)

Revenues	$1,316,483	$1,449,303
Gross margin	27.5%	34.8%
Operating expenses	$355,652	$326,762
Operating income	$6,513	$176,884
Operating margin	0.5%	12.2%
Net income (loss)	$(48,287)	$249,346
Income (loss) per share-basic	$(0.42)	$2.26
Income (loss) per share-diluted	$(0.42)	$2.19

Basic shares	113,864	110,405
Diluted shares	113,864	114,097

Summary Non-GAAP Results (b)
	Fiscal Year	Fiscal Year
	Ended	Ended
	April 29, 2018	April 30, 2017
	(in thousands, except per share amounts)

Revenues	$1,316,483	$1,449,303
Non-GAAP Gross margin	29.7%	35.9%
Non-GAAP Operating expenses	$292,197	$280,252
Non-GAAP Operating income	$99,195	$240,556
Non-GAAP Operating margin	7.5%	16.6%
Non-GAAP Net income	$100,420	$231,698
Non-GAAP Income per share-basic	$0.88	$2.10
Non-GAAP Income per share-diluted	$0.86	$2.03

Basic shares	113,864	110,405
Diluted shares	116,274	114,097

_____________

(b) In evaluating the operating performance of Finisar’s business, Finisar management utilizes financial measures that exclude certain charges and credits required by U.S. generally accepted accounting principles, or GAAP, that are considered by management to be outside of Finisar’s core ongoing operating results.  A reconciliation of Finisar’s non-GAAP financial measures to the most directly comparable GAAP measures, as well as additional related information, can be found under the heading “Finisar Non-GAAP Financial Measures” below.

Revenue Details for Fiscal 2018:

  Sales of products for datacom applications decreased by $12.8 million, or (1.2)%, compared to the preceding year, primarily due to lower demand from our Chinese OEM customers.

  Sales of products for telecom applications decreased by $120.0 million, or (29.5)%, compared to the preceding year primarily due to lower demand from our Chinese OEM customers.

OUTLOOK

Finisar indicated that for the first quarter of fiscal 2019 it currently expects revenues in the range of $305 to $325 million, non-GAAP gross margin of approximately 26%-27%, non-GAAP operating margin of approximately 4-5%, and non-GAAP earnings per fully diluted share in the range of approximately $0.10 to $0.16.

Finisar has not provided a reconciliation of its first quarter outlook for non-GAAP gross margin, non-GAAP operating margin and non-GAAP earnings per fully diluted share because estimates of all of the reconciling items cannot be provided without unreasonable efforts.  It is difficult to reasonably provide a forward-looking estimate of certain reconciling items between such non-GAAP forward-looking measures and the comparable forward-looking GAAP measures. Certain factors that are materially significant to Finisar’s ability to estimate these items are out of its control and/or cannot be reasonably predicted, including with respect to restructuring charges, litigation settlements and resolutions and related costs, and the timing of tax related adjustments. Accordingly, a reconciliation of such non-GAAP forward-looking measures to the comparable forward-looking GAAP measures are not available within a reasonable range of predictability.

CONFERENCE CALL

Finisar will discuss its financial results for the fourth quarter and full fiscal 2018 and current business outlook during its regular quarterly conference call scheduled for June 14, 2018, at 2:00 pm PT (5:00 pm ET).  To listen to the call, you may connect through the Finisar investor relations page at http://investor.finisar.com/ or dial 1-(855) 473-9088 (domestic) or 1- (720) 405-0995 (international) and enter conference ID 3799557.

An audio replay will be available for two weeks following the call by dialing 1- (855) 859-2056 (domestic) or 1-404-537-3406 (international) and then following the prompts: enter conference ID 3799557 and provide your name, affiliation, and contact number.  A replay of the webcast will be available shortly after the conclusion of the call on Finisar’s website until the next regularly scheduled earnings conference call.

SAFE HARBOR UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains forward-looking statement concerning Finisar’s expected financial performance. These statements are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are based on our current expectations, estimates, assumptions and projections about our business and industry, and the markets and customers we serve, and they are subject to numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Finisar assumes no obligation to update any such forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from those projected. Examples of such risks include those associated with:  the uncertainty of customer demand for Finisar’s products; the rapidly evolving markets for Finisar’s products and uncertainty regarding the development of these markets; Finisar’s historical dependence on sales to a limited number of customers and fluctuations in the mix of products and customers in any period; ongoing new product development and introduction of new and enhanced products; the challenges of rapid growth followed by periods of contraction; and intensive competition.  Further information regarding these and other risks relating to Finisar’s business is set forth in Finisar’s annual report on Form 10-K (filed June 16, 2017) and quarterly SEC filings.

ABOUT FINISAR

Finisar Corporation (NASDAQ:FNSR) is a global technology leader in optical communications, providing components and subsystems to networking equipment manufacturers, data center operators, telecom service providers, consumer electronics and automotive companies.  Founded in 1988, Finisar designs products that meet the increasing demands for network bandwidth, data storage and 3D sensing subsystems. The company is headquartered in Sunnyvale, California, USA with R&D, manufacturing sites, and sales offices worldwide. Visit our website at www.finisar.com.

FINISAR FINANCIAL STATEMENTS The following financial tables are presented in accordance with GAAP.

Finisar Corporation
Consolidated Balance Sheets
(in thousands)

	Apr 29, 2018	Jan 28, 2018	Oct 29, 2017	Jul 30, 2017	Apr 30, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$312,257	$259,023	$274,547	$278,826	$260,228
Short-term held-to-maturity investments	884,838	957,267	958,216	954,026	976,595
Accounts receivable, net	233,529	243,963	260,870	273,180	272,377
Inventories	348,527	382,179	369,078	356,845	331,388
Other current assets	56,001	53,023	61,517	63,629	68,269
Total current assets	1,835,152	1,895,455	1,924,228	1,926,506	1,908,857
Property, equipment and improvements, net	520,849	495,364	443,733	420,298	383,919
Purchased intangible assets, net	7,878	9,148	10,424	11,700	13,019
Goodwill	106,735	106,735	106,735	106,735	106,735
Other assets	31,721	21,883	21,424	22,256	20,125
Deferred tax assets	80,850	78,593	116,055	108,567	107,225
Total assets	$2,583,185	$2,607,178	$2,622,599	$2,596,062	$2,539,880

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$132,161	$127,248	$152,047	$148,605	$140,568
Accrued compensation	32,525	39,660	36,614	42,030	54,520
Other accrued liabilities	32,824	36,947	40,130	46,648	43,697
Deferred revenue	9,535	14,539	17,716	14,348	13,015
Current portion of convertible notes	251,278	248,426	-	-	-
Total current liabilities	458,323	466,820	246,507	251,631	251,800
Long-term liabilities:
Convertible notes	488,877	483,481	723,784	715,722	707,782
Other non-current liabilities	12,368	16,464	17,176	17,546	17,594
Total liabilities	959,568	966,765	987,467	984,899	977,176
Stockholders' equity:
Common stock	115	114	114	114	112
Additional paid-in capital	2,850,195	2,839,701	2,814,713	2,799,118	2,784,204
Accumulated other comprehensive income (loss)	(14,659)	(5,712)	(41,664)	(44,181)	(57,865)
Accumulated deficit	(1,212,034)	(1,193,690)	(1,138,031)	(1,143,888)	(1,163,747)
Total stockholders' equity	1,623,617	1,640,413	1,635,132	1,611,163	1,562,704
Total liabilities and stockholders' equity	$2,583,185	$2,607,178	$2,622,599	$2,596,062	$2,539,880

Note - Balance sheet amounts as of April 30, 2017 are derived from the audited consolidated financial statements as of that date.

Finisar Corporation
Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended		Three Months Ended
	Apr 29, 2018	Apr 30, 2017	Apr 29, 2018	Apr 30, 2017	Jan 28, 2018
Revenues	$310,069	$357,527	$1,316,483	$1,449,303	$332,403
Cost of revenues	246,501	231,374	951,510	941,164	243,724
Amortization of acquired developed technology	604	990	2,437	4,493	611
Impairment of long-lived assets	371	-	371	-	-
Gross profit	62,593	125,163	362,165	503,646	88,068
Gross margin	20.2%	35.0%	27.5%	34.8%	26.5%
Operating expenses:
Research and development	60,520	58,973	239,008	217,914	59,888
Sales and marketing	12,530	12,322	49,024	50,644	11,913
General and administrative	12,207	12,316	59,517	55,442	19,739
Startup costs	2,897	-	3,535	-	638
Amortization of purchased intangibles	666	713	2,705	2,762	666
Impairment of long-lived assets	510	-	1,863	-	1,353
Total operating expenses	89,330	84,324	355,652	326,762	94,197
Income (loss) from operations	(26,737)	40,839	6,513	176,884	(6,129)
Interest income	4,904	3,299	16,085	6,763	3,995
Interest expense	(9,322)	(8,953)	(36,658)	(20,363)	(9,192)
Other income (expenses), net	1,097	(488)	(945)	(90)	(459)
Income (loss) before income taxes	(30,058)	34,697	(15,005)	163,194	(11,785)
Provision (benefit) for income taxes	(11,714)	(95,548)	33,282	(86,152)	43,874
Net income (loss)	$(18,344)	$130,245	$(48,287)	$249,346	$(55,659)

Net income (loss) per share attributable to Finisar Corporation common stockholders:

Basic	$(0.16)	$1.17	$(0.42)	$2.26	$(0.49)
Diluted	$(0.16)	$1.13	$(0.42)	$2.19	$(0.49)

Shares used in computing net income per share - basic	114,742	111,438	113,864	110,405	114,209
Shares used in computing net income per share - diluted	114,742	115,242	113,864	114,097	114,209

FINISAR NON-GAAP FINANCIAL MEASURES

In addition to reporting financial results in accordance with U.S. generally accepted accounting principles, or GAAP, Finisar provides the following financial measures defined as non-GAAP financial measures by the Securities and Exchange Commission: non-GAAP gross profit, non-GAAP operating income, non-GAAP income and non-GAAP net income per share. These non-GAAP financial measures are supplemental information regarding Finisar’s operating performance on a non-GAAP basis that excludes certain gains, losses and charges of a non-cash nature or that occur relatively infrequently and/or that management considers to be outside of our ongoing core operating results.   Management believes that tracking non-GAAP gross profit, non-GAAP operating income, non-GAAP net income and non-GAAP net income per share provides management and the investment community with valuable insight into our ongoing core current operations, our ability to generate cash and the underlying business trends that are affecting our performance.  These non-GAAP measures are used by both management and our Board of Directors, along with the comparable GAAP information, in evaluating our current performance and planning our future business activities.  In particular, management finds it useful to exclude non-cash charges in order to better correlate our operating activities with our ability to generate cash from operations and to exclude certain cash charges as a means of more accurately predicting our liquidity requirements.  We believe that these non-GAAP measures, when used in conjunction with our GAAP financial information, also allow investors to better evaluate our financial performance in comparison to other periods and to other companies in our industry.

In calculating non-GAAP gross profit in this release, we have excluded the following items from cost of revenues in applicable periods in this release:

  Amortization of acquired technology (non-cash charges related to technology obtained in acquisitions);
  Duplicate facility costs during facility move (non-core cash charges);
  Stock-based compensation expense (non-cash charges);
  Impairment of long-lived/intangible assets (non-cash charges);
  Reduction in force costs (non-core cash charges);
  Acquisition related retention payments (non-core cash charges); and
  Inventory write-off related to discontinued products (non-cash charges).

In calculating non-GAAP operating income in this release, we have excluded the same items to the extent they are classified as operating expenses, and have also excluded the following items in applicable periods in this release:

  Discontinued product services fee (non-core cash charges);
  Acquisition related costs (non-core cash charges);
  Litigation settlements and resolutions and related costs (non-core cash charges);
  Unclaimed property tax audit accrual (non-core benefits);
  Amortization of purchased intangibles (non-cash charges); and
  Start-up cash costs related to our Sherman VCSEL fab until we begin commercial production.

In calculating non-GAAP income and non-GAAP income per share in this release, we have also excluded the following items in applicable periods in this release:

  Imputed interest expenses on convertible debt (non-cash charges);
  Imputed interest related to restructuring (non-cash charges);
  Other interest income (non-core benefits);
  Gains and losses on sales of assets (non-cash losses and cash gains related to the periodic disposal of assets no longer required for current activities);
  Loss (gain) related to minority investment (non-core charges or benefits);
  Dollar denominated foreign exchange transaction losses (gains) (non-cash charges or benefits); and
  Amortization of debt issuance costs (non-cash charges).

In addition, in this release we have adjusted non-GAAP income and non-GAAP income per share for the difference between GAAP income taxes and non-GAAP income.

A reconciliation of this non-GAAP financial information to the corresponding GAAP information is set forth below:

Finisar Corporation
Reconciliation of Results of Operations under GAAP and non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended		Twelve Months Ended		Three Months Ended
	Apr 29, 2018	Apr 30, 2017	Apr 29, 2018	Apr 30, 2017	Jan 28, 2018
GAAP to non-GAAP reconciliation of gross profit:
Gross profit - GAAP	$62,593	$125,163	$362,165	$503,646	$88,068
Gross margin - GAAP	20.2%	35.0%	27.5%	34.8%	26.5%
Adjustments:
Cost of revenues
Amortization of acquired technology	604	990	2,437	4,493	611
Duplicate facility costs during facility move	-	10	-	36	-
Stock compensation	3,453	3,071	12,665	12,249	2,918
Impairment of long-lived/intangible assets	371	-	371	-	-
Reduction in force costs	556	103	1,188	287	7
Acquisition related retention payment	30	26	123	97	26
Write off of discontinued product inventory	8,995	-	12,443	-	3,448
Total cost of revenues adjustments	14,009	4,200	29,227	17,162	7,010
Gross profit - non-GAAP	76,602	129,363	391,392	520,808	95,078
Gross margin - non-GAAP	24.7%	36.2%	29.7%	35.9%	28.6%

GAAP to non-GAAP reconciliation of operating income (loss):
Operating income (loss) - GAAP	(26,737)	40,839	6,513	176,884	(6,129)
Operating margin - GAAP	-8.6%	11.4%	0.5%	12.2%	-1.8%
Adjustments:
Total cost of revenues adjustments	14,009	4,200	29,227	17,162	7,010
Total operating expense adjustments
Operating expenses - GAAP	89,330	84,324	355,652	326,762	94,197
Research and development
Reduction in force costs	1,505	46	2,412	338	792
Duplicate facility costs during facility move	-	10	-	34	-
Acquisition related retention payment	32	32	140	128	44
Stock compensation	6,034	5,613	24,336	21,737	6,073
Impairment of long-lived assets	-	2,387	-	2,387	-
Discontinued product service fees	185	-	185	-	-
Sales and marketing
Reduction in force costs	335	19	323	48	-
Acquisition related retention payment	-	2	(2)	2	-
Stock compensation	1,956	1,889	7,931	7,438	1,892
General and administrative
Reduction in force costs	145	5	536	58	341
Duplicate facility costs during facility move	129	176	568	641	119
Acquisition related retention payment	-	-	-	(2)	-
Stock compensation	2,233	2,823	18,189	11,172	9,888
Acquisition related costs	127	(343)	146	(289)	(25)
Litigation settlements and resolutions and related costs	551	-	551	93	-
Unclaimed property tax audit accrual	-	-	-	(37)	-
Amortization of purchased intangibles	666	713	2,705	2,762	666
Startup costs	2,897	-	3,535	-	638
Impairment of long-lived assets/intangible assets	506	-	1,900	-	1,394
Total operating expense adjustments	17,301	13,372	63,455	46,510	21,822
Operating expenses - non-GAAP	72,029	70,952	292,197	280,252	72,375
Operating income - non-GAAP	4,573	58,411	99,195	240,556	22,703
Operating margin - non-GAAP	1.5%	16.3%	7.5%	16.6%	6.8%

GAAP to non-GAAP reconciliation of income (loss) before income taxes:
Income (loss) before income taxes - GAAP	(30,058)	34,697	(15,005)	163,194	(11,785)
Adjustments:
Total cost of revenues adjustments	14,009	4,200	29,227	17,162	7,010
Total operating expense adjustments	17,301	13,372	63,455	46,510	21,822
Other interest income	-	-	(14)	-	(14)
Non-cash imputed interest expenses on convertible debt	7,863	7,494	30,833	16,936	7,739
Imputed interest related to restructuring	23	32	106	141	25
Other (income) expense, net
Loss (gain) on sale of assets	(157)	9	(315)	(261)	(79)
Loss related to impairment of minority investments	-	-	2,347	643	-
Foreign exchange transaction (gain) or loss	(936)	326	(1,254)	(877)	698
Amortization of debt issuance cost	385	385	1,540	950	385
Total interest and other adjustments	7,178	8,246	33,243	17,532	8,754
Income before income taxes - non-GAAP	8,430	60,515	110,920	244,398	25,801

GAAP to non-GAAP reconciliation of net income (loss):
Net income (loss) - GAAP	(18,344)	130,245	(48,287)	249,346	(55,659)
Total cost of revenues adjustments	14,009	4,200	29,227	17,162	7,010
Total operating expense adjustments	17,301	13,372	63,455	46,510	21,822
Total interest and other adjustments	7,178	8,246	33,243	17,532	8,754
Income tax provision adjustments	(14,364)	(98,548)	22,782	(98,852)	40,874
Total adjustments	24,124	(72,730)	148,707	(17,648)	78,460
Net income - non-GAAP	$5,780	$57,515	$100,420	$231,698	$22,801

Basic non-GAAP income per share
GAAP earnings per share	$(0.16)	$1.17	$(0.42)	$2.26	$(0.49)
Impact of all non-GAAP adjustments	$0.21	$(0.65)	$1.30	$(0.16)	$0.69
Non-GAAP earnings per share	$0.05	$0.52	$0.88	$2.10	$0.20

Diluted non-GAAP income per share
GAAP earnings per share	$(0.16)	$1.13	$(0.42)	$2.19	$(0.49)
Impact of all non-GAAP adjustments	$0.21	$(0.63)	$1.28	$(0.16)	$0.69
Non-GAAP earnings per share	$0.05	$0.50	$0.86	$2.03	$0.20

Shares used in computing non-GAAP income per share
Basic	114,742	111,438	113,864	110,405	114,209
Diluted	115,991	115,242	116,274	114,097	115,661

Finisar-F

Investor Contact:
Kurt Adzema
Chief Financial Officer
408-542-5050 or Investor.relations@finisar.com

Press contact:
Victoria McDonald
Director, Corporate Communications
408-542-4261